UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 4, 2017
Cleveland-Cliffs Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Public Square, Suite 3300 Cleveland, Ohio		44114-2315
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 694-5700

(Not Applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
Secured Notes Offering
On December 4, 2017, Cleveland-Cliffs Inc. (the “Company”) announced that it intends to offer to sell $400.0 million aggregate principal amount of senior secured notes due 2024 (the “Secured Notes”) in an offering exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). This announcement was contained in a press release, a copy of which is filed as Exhibit 99.1 and is incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to purchase, nor a solicitation of an offer to sell, the Secured Notes or any other securities. The Secured Notes have not been, and will not be, registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
Convertible Notes Offering
On December 4, 2017, the Company also announced that it intends to offer to sell $275.0 million aggregate principal amount of convertible senior notes due 2025 (the “Convertible Notes”) or up to $316.25 million aggregate principal amount of Convertible Notes if the underwriters exercise their over-allotment option in full, in a registered public offering under the Securities Act. This announcement was contained in a press release, a copy of which is filed as Exhibit 99.2 and is incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to purchase, nor a solicitation of an offer to sell, the Convertible Notes or any other securities.
The Secured Notes offering and the Convertible Notes offering are not contingent upon one another.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	Press release announcing secured notes offering, dated December 4, 2017
99.2	Press release announcing convertible notes offering, dated December 4, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	December 4, 2017	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release announcing secured notes offering, dated December 4, 2017
99.2	Press release announcing convertible notes offering, dated December 4, 2017